UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2006

4306, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51877
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

Cavendish House, 369 Burnt Oak Broadway, Edgware, Middlesex,	HA8 5AW
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 44 208 136 6000

4400 Route 9 South, #1000, Freehold, New Jersey 07728
 (former address of Company)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On October 1, 2006 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Voiceserve, Ltd. purchased a total of 100,000 shares of the issued and outstanding common stock of 4306, Inc. (the "Company") from Michael Raleigh, the sole officer, director and shareholder of the Company, for an aggregate of $32,500 in cash. The total of 100,000 shares represented all of the shares of outstanding common stock of the Company at the time of transfer. Voiceserve, Ltd. used its working capital to purchase the shares of the Company. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o
As of October 1, 2006, Aron Sandler was appointed as Chairman of the Board of Directors of the Company. In addition, Alexander Ellinson, Michael Bibelman, and Mike Ottie were appointed as members of the Board of Directors of the Company.

o
Michael Raleigh then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective October 1, 2006.

o
Also as of October 1, 2006, Alexander Ellinson was appointed as the Company's President and Chief Financial Officer, Michael Bibelman was appointed as the Company’s Chief Executive Officer, and Mike Ottie was appointed as Chief Operational Officer.

In connection with the change in control, the Company changed its executive offices to Cavendish House, 369 Burnt Oak Broadway, Edgware, Middlesex.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Michael Raleigh resigned as a member of the Company's Board of Directors effective as of October 1, 2006. Michael Raleigh also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective October 1, 2006. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Alexander Ellinson was appointed as the Company's President and Chief Financial Officer, Michael Bibelman was appointed as the Company’s Chief Executive Officer, and Mike Ottie was appointed as Chief Operations Officer, each as of October 1, 2006. Mr. Ellison was also appointed as the Chairman of the Board of Directors of the Company and Messrs. Ellinson, Bibelman, and Ottie were appointed as members of the Board of Directors of the Company. The following sets forth biographical information for each officer and director:

ARON SANDLER - CHAIRMAN OF THE BOARD OF DIRECTORS
Mr Aron Sandler, joined Voiceserve Limited in September 2005, investing funds to complete the companies development of its VOIP products. Mr. Sandler a well known entrepreneur from the North East of England amassed his wealth having developed a very large real estate portfolio in the United Kingdom. His experience in real estate encompasses the development of both residential and commercial properties. Following Voiceserve's successful launch of its complete range of products Mr Sandler has began taking an active role becoming the companies chairman.

No transactions occurred in the last two years to which the Company was a party in which Mr. Sandler had or is to have a direct or indirect material interest. Mr. Sandler does not have an employment agreement with the Company.

ALEXANDER ELLINSON - DIRECTOR, PRESIDENT, AND CHIEF FINANCIAL OFFICER
 Mr. Alexander Ellinson, co- founder of Voiceserve Limited has been involved in Telecommunications since 1994. Having completed his studies in the summer of 1989, Mr Ellinson became the senior Manager at Le Galerie Versailles Antique Auctioneers in Belgium. Mr Ellinson's corporate Telecommunication experience was gained after he became an Independent Marketing agent for the former stock quoted company Viatel Inc. He achieved major contracts with blue chip companies in both Holland and Germany. In 1996 Mr. Ellinson relocated from Europe to the United Kingdom where he became involved with the corporate infrastructure of Ambro International.

In March 2002 Mr Ellinson co-founded Voiceserve Limited with the goal of developing VOIP technology and offering a complete solution to end users.

No transactions occurred in the last two years to which the Company was a party in which Mr. Ellinson had or is to have a direct or indirect material interest. Mr. Ellinson does not have an employment agreement with the Company.

MICHAEL BIBELMAN - DIRECTOR AND CHIEF EXECUTIVE OFFICER
Mr. Michael Bibelman, co-founder of Voiceserve Limited has been involved in Telecommunications since 1994. Having completed his studies in the summer of 1994 Mr. Bibelman acquired his marketing telecommunication skills after becoming an independent reseller for the former stock quoted company Viatel Inc. Mr Bibelman achieved contracts with major Belgium and United Kingdom calling card distributors. In 1996 he joined Ambro International bringing his amassed calling card experience from Viatel and flooded the United Kingdom and Scotland with the famous Big Talk calling card. In March 2002 Mr Bibelman co-founded Voiceserve Limited with the goal of developing VOIP technology and offering a complete solution to end users.

No transactions occurred in the last two years to which the Company was a party in which Mr. Bibelman had or is to have a direct or indirect material interest. Mrs. Bibelman does not have an employment agreement with the Company.

MIKE OTTIE - DIRECTOR AND CHIEF OPERATIONAL OFFICER
 Mr. Mike Ottie, the co-founding director of Voiceserve has been involved in the Telecommunications since August 1997. Having completed an accounting degree in July 1992, Mr Ottie proceeded to acquire knowledge in computer and electronic systems. In August 1997 Mr Ottie was appointed senior computer and switching engineer for Econophone UK. During September 2000 he became the Chief switching and billing manager for Ambro International, a United Kingdom telecom company offering reduced rates to Business and Residential users. In March 2002 Mr Ottie became the co-founder of Voiceserve Limited, with the goal of developing
VOIP technology and offering a complete solution to end users.

No transactions occurred in the last two years to which the Company was a party in which Mr. Ottie had or is to have a direct or indirect material interest. Mrs. Ottie does not have an employment agreement with the Company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
	2.1	Stock Purchase Agreement dated as of October 1, 2006 between Michael Raleigh and Voiceserve, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            4306, INC.

      By: /s/ Alexander Ellinson
                   Alexander Ellinson, President

Dated: October 5, 2006